Exhibit 10.23

FIRST AMENDMENT

TO

FIFTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED SHAREHOLDERS’ AGREEMENT (the “Amendment”), is entered into as of the 30th day of August, 2011;

WHEREAS, Goodman Networks Incorporated, a Texas corporation (the “Corporation”), and certain of its shareholders are parties to that certain Fifth Amended and Restated Shareholders’ Agreement, made as of June 23, 2011 (the “Fifth Amended and Restated Agreement”), by and among the Corporation and the shareholders set forth therein;

WHEREAS, the undersigned parties desire to enter into this Amendment and comprise holders of more than 50% of the Corporation’s Shares as is necessary to amend the Fifth Amended and Restated Agreement in accordance with Section 18 thereof;

WHEREAS, in light of the foregoing and other facts, events and circumstances, the parties hereto are as of the date hereof entering into this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Definition of “Buy-Sell Insurance Proceeds”. The definition of “Buy-Sell Insurance Proceeds” in Section 1 of the Fifth Amended and Restated Agreement is hereby deleted in its entirely and replaced with the following language:

“Buy-Sell Insurance Proceeds” shall mean the proceeds from any insurance policy, the purpose of which is to purchase Shares of the deceased Shareholder, including, without limitation, buy-sell insurance policies and life insurance policies, payable to the Corporation, directly or indirectly, upon the death of a Shareholder for such purposes.

2. Reports. Section 8(c) of the Fifth Amended and Restated Agreement is hereby deleted in its entirety and replaced with the following language:

“(c) Reports. The Corporation shall provide to each Shareholder, on a continuing basis during the term of this Agreement, all quarterly and annual reports that are required to be delivered to the Trustee (as such term is defined in that certain Indenture, dated as of June 23, 2011, between the Corporation and Wells Fargo Bank, National Association, as amended from time to time (the “Indenture”)) pursuant to Section 4.03(a)(1) of the Indenture; provided that any such reports required to be delivered to the Trustee shall be delivered to each Shareholder within thirty (30) days after the same is delivered to the Trustee. Each annual report will include a report on the Corporation’s consolidated financial statements by the Corporation’s certified independent accountants.

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3. Fifth Amended and Restated Agreement. All other terms of the Fifth Amended and Restated Agreement shall remain in full force and effect and are hereby expressly ratified and confirmed.

4. Titles. The titles of articles and sections of this Amendment are for convenience of reference only and shall not be considered a part of or affect the construction or interpretation of any provisions of this Amendment.

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IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.

CORPORATION:

GOODMAN NETWORKS INCORPORATED

By:	/s/ John A. Goodman
Name: John A. Goodman
Title: Chief Executive Officer

SHAREHOLDERS:

/s/ James E. Goodman
James E. Goodman

/s/ John A. Goodman
John A. Goodman

/s/ Joseph M. Goodman
Joseph M. Goodman

/s/ Jonathan E. Goodman
Jonathan E. Goodman

/s/ Jason A. Goodman
Jason A. Goodman

(signature not required pursuant to Section 18 of the Fifth Amended and Restated Shareholders’ Agreement) William Darkwah

/s/ Scott Pickett
Scott Pickett

Signature Page to First Amendment to Fifth Amended and Restated Shareholders’ Agreement

SEP TRUST

By:	/s Scott Pickett
Name: Scott Pickett
Title: Co-Trustee

ALCATEL-LUCENT USA INC.

By:	(signature not required pursuant to Section 18 of the Fifth Amended and Restated Shareholders’ Agreement)
Name:
Title:

Signature Page to First Amendment to Fifth Amended and Restated Shareholders’ Agreement

The undersigned, Cayenne M. Goodman, spouse of John A. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing First Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 30th day of August, 2011.

/s/ Cayenne M. Goodman
Cayenne M. Goodman

Signature Page to First Amendment to Fifth Amended and Restated Shareholders’ Agreement

The undersigned, Gabriela Goodman, spouse of Joseph M. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing First Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 30th day of August, 2011.

/s/ Gabriela Goodman
Gabriela Goodman

Signature Page to First Amendment to Fifth Amended and Restated Shareholders’ Agreement

The undersigned, Sarina Goodman, spouse of James E. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing First Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 30th day of August, 2011.

/s/ Sarina Goodman
Sarina Goodman

Signature Page to First Amendment to Fifth Amended and Restated Shareholders’ Agreement

The undersigned, Tracy J. Goodman, spouse of Jonathan E. Goodman, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing First Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 30th day of August, 2011.

/s/ Tracy J. Goodman
Tracy J. Goodman

Signature Page to First Amendment to Fifth Amended and Restated Shareholders’ Agreement

The undersigned, Alecia Pickett, spouse of Scott Pickett, hereunto subscribes her name in evidence of and in consent to his agreements made concerning the capital stock of Goodman Networks Incorporated referred to in the foregoing First Amendment to Fifth Amended and Restated Shareholders’ Agreement, and to all other provisions thereof, as of the 30th day of August, 2011.

/s/ Alecia Pickett
Alecia Pickett

Signature Page to First Amendment to Fifth Amended and Restated Shareholders’ Agreement